UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

SIGILON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39746	47-4005543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Binney Street, Suite 600, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 336-7540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.001 par value per share	SGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2022, the Board of Directors of Sigilon Therapeutics, Inc. (the “Company”) appointed Josias Fantato De Pontes as the Company’s Acting Chief Financial Officer and Treasurer. Upon his appointment, Mr. Pontes replaced Dr. Rogerio Vivaldi, M.D., as the Company’s principal financial officer. Mr. Pontes will continue to serve as the Company’s principal accounting officer.

Mr. Pontes, age 55, previously served as the Company's Vice President, Head of Finance since November 2019. Prior to joining the Company, Mr. Pontes was Senior Director, Financial Planning and Analysis at Zafgen, Inc., a biotechnology company, from December 2017 to August 2019.  From 2016 to 2018, Mr. Pontes served as Senior Director, Accounting Reporting and Consolidation and Financial Planning and Analysis at Juniper Pharmaceuticals, Inc.  Mr. Pontes also worked in various finance roles of increasing responsibility at Genzyme, most recently serving as the Senior Director of Finance and Controller of the Rare Diseases business unit. He holds an MBA from Ohio University and a B.A. in Accounting from the FECAP University in Sao Paulo, Brazil.

There is no family relationship between Mr. Pontes and any director or executive officer of the Company and Mr. Pontes has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 22, 2022, the Company announced in a press release that Qing Sarah Yuan, Ph.D. is expected to join the Company as its Chief Technical Operations Officer, effective March 7, 2022. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in Item 7.01 of this Form 8 K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release Issued by Sigilon Therapeutics, Inc. on February 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGILON THERAPEUTICS, INC.

By:	/s/ Rogerio Vivaldi Coelho, M.D.
Rogerio Vivaldi Coelho, M.D.
President and Chief Executive Officer

Date: February 22, 2022